Exhibit 99.2
Q3 2025 SUPPLEMENTAL

Table of Contents 2 Q3 2025 Earnings Release p. 3 Capitalization p. 11 Debt Summary p. 12 Debt Maturities p. 13 Capital Investments p. 14 Portfolio Summary p. 15 Seaport NYC Detail p. 16 Seaport NYC Leasing or Programming Activity p. 17 Seaport NYC Operating Statistics p. 18 2025 Statement of Operations p. 19 2024 Pro Forma Statement of Operations p. 20 Pro Forma Statement of Operations YoY Change p. 21 Segment Adjusted EBITDA – Q3 2025, Q3 2024 Pro Forma, and YoY Change p. 22 Asset-Based Value Components p. 25 Contact Information p. 26 Safe Harbor, Non-GAAP Financial Measures, and Key Terms and References p. 27

SEAPORT ENTERTAINMENT GROUP REPORTS THIRD QUARTER 2025 RESULTS NEW YORK, NY, November 10, 2025 – Seaport Entertainment Group Inc. (NYSE: SEG) (“Seaport Entertainment Group,” “SEG”, “we,” “our," or the “Company”) announced today its operating and financial results for the quarter ended September 30, 2025. “We began the third quarter hosting the iconic Macy’s 4th of July Fireworks® celebration and more recently transformed the Seaport for the New York City Wine & Food Festival, and I’m very pleased with our team’s efforts to position the Seaport as a must-visit destination in New York City for live entertainment and cultural experiences,” said Matt Partridge, President and Chief Executive Officer of Seaport Entertainment Group. “These marquee events, together with our continued leasing and programming momentum, highly successful Seaport Concert Series on The Rooftop at Pier 17, and the Las Vegas Aviators’Pacific Coast League championship, capped a dynamic end to the third quarter and strong start to the fourth quarter. Looking ahead, we are increasingly optimistic about our prospects for 2026 as multiple new concepts prepare to open at the Seaport and our long-term vision for the Company continues to take shape.” Select Third Quarter 2025 Results ▪ Entered into an agreement to sell the Company’s 250 Water Street development site for $150.5 million to Tavros, a privately owned real estate investment management and development firm based in New York City. ▪ Signed a license agreement with Flanker Kitchen + Sports Bar, an award-winning brand in upscale sports and entertainment, and Hidden Boot Saloon, a Western-inspired concept featuring live music and a country-style party atmosphere, to occupy approximately 14,000 square feet in Pier 17. ▪ Hosted the Macy’s 4th of July Fireworks® in the Seaport neighborhood. ▪ Appointed Matt Partridge as President and Chief Executive Officer and Lenah Elaiwat as Interim Chief Financial Officer. ▪ The Las Vegas Aviators, the Triple-A Minor League Baseball Affiliate of the Oakland Athletics, won the Pacific Coast League (PCL) Championship, the franchise’s first PCL title since 1988 and went on to host and compete in the MiLB Triple-A National Championship Game. ▪ Net Loss of ($33.2) million, or ($2.61) per basic and diluted share attributable to common stockholders. ▪ Non-GAAP Adjusted Net Loss Attributable to Common Stockholders of ($7.2) million, or ($0.57) per basic and diluted share. Select Year-to-Date 2025 Results ▪ Hired and onboarded employees of Creative Culinary Management Company LLC (“CCMC”), an indirect wholly owned subsidiary of Jean-Georges Restaurants, to internalize food and beverage operations at most of the Company’s wholly owned and joint venture-owned restaurants in the Seaport. ▪ Completed the Company’s corporate restructuring in partnership with Jean-Georges Restaurants, collapsing the Tin Building joint venture and various management agreement structures, while converting the Tin Building by Jean-Georges and The Fulton management agreements into new Jean-Georges Restaurants license agreements.

- Uplisted to the NYSE from the NYSE American and was added to the Russell 2000 Index and Russell Microcap Index.
- Leased, programmed, or established development plans for approximately 113,100 square feet of space within the Seaport neighborhood, including signed agreements with Meow Wolf, Willett's NYC, Flanker Kitchen + Sports Bar, and Cork Wine Bar, and the planned development of meeting and event space on the fourth floor of Pier 17.
- Hosted the New York City Wine & Food Festival in October 2025 with Chef Jean-Georges Vongerichten serving as Culinary Host for the event.
- Net Loss of ($79.9) million, or ($6.29) per basic and diluted share attributable to common stockholders.
- Non-GAAP Adjusted Net Loss Attributable to Common Stockholders of ($36.7) million, or ($2.89) per basic and diluted share.

Quarterly Results

The table below provides a summary of the Company's unaudited consolidated and combined operating and financial results for the three months ended September 30, 2025 and September 30, 2024:

	For the Three Months Ended September 30, 2025	For the Three Months Ended September 30, 2024	*Variance to Comparable Period in Prior Year*	
Total revenues[1]	$ 45,050	$ 39,430	*$ 5,620*	*14.3%*
Net loss	$ (32,864)	$ (32,274)	*$ (590)*	*(1.8%)*
Net loss attributable to common stockholders	$ (33,214)	$ (32,511)	*$ (703)*	*(2.2%)*
Net loss attributable to common stockholders per share	$ (2.61)	$ (5.89)	*$ 3.28*	*55.7%*
Non-GAAP Adjusted Net Loss Attributable to Common Stockholders[2]	$ (7,218)	$ (25,078)	*$ 17,860*	*71.2%*
Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share[2]	$ (0.57)	$ (4.54)	*$ 3.97*	*87.4%*

Note: $ in thousands, except per share data.

[1] Period-over-period total revenues comparability was impacted by the consolidation of the Tin Building by Jean-Georges as of January 1, 2025. In 2024, the Tin Building by Jean-Georges was an unconsolidated joint venture accounted for under the equity method in equity in earnings (losses) from unconsolidated ventures within our Statements of Operations.

[2] See the "Non-GAAP Financial Measures" and "Reconciliation of Net Loss to Non-GAAP Adjusted Net Loss Attributable to Common Stockholders" sections in this press release for a discussion and reconciliation of net loss attributable to common stockholders to non-GAAP financial measures, including Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share.

Year-to-Date Results

The table below provides a summary of the Company's unaudited consolidated and combined operating and financial results for the nine months ended September 30, 2025 and September 30, 2024:

	For the Nine Months Ended September 30, 2025	For the Nine Months Ended September 30, 2024	*Variance to Comparable Period in Prior Year*	
Total revenues[1]	$ 100,920	$ 87,611	*$ 13,309*	*15.2%*
Net loss	$ (78,826)	$ (111,349)	*$ 32,523*	*29.2%*
Net loss attributable to common stockholders	$ (79,876)	$ (111,586)	*$ 31,710*	*28.4%*

Net loss attributable to common stockholders per share $ (6.29) $ (20.21) $ 13.92 68.9% Non-GAAP Adjusted Net Loss Attributable to Common Stockholders2 $ (36,653) $ (88,823) $ 52,170 58.7% Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share2 $ (2.89) $ (16.09) $ 13.20 82.0% Note: $ in thousands, except per share data. 1 Period-over-period total revenues comparability was impacted by the consolidation of the Tin Building by Jean-Georges as of January 1, 2025. In 2024, the Tin Building by Jean-Georges was an unconsolidated joint venture accounted for under the equity method in equity in earnings (losses) from unconsolidated ventures within our Statements of Operations. 2 See the “Non-GAAP Financial Measures” and “Reconciliation of Net Loss to Non-GAAP Adjusted Net Loss Attributable to Common Stockholders” sections in this press release for a discussion and reconciliation of net loss attributable to common stockholders to non-GAAP financial measures, including Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share. Balance Sheet As of September 30, 2025, the Company had $116.8 million in cash, cash equivalents and restricted cash and $101.4 million of consolidated debt outstanding at an effective weighted-average interest rate of 7.3%. As of September 30, 2025, 40% of the Company’s consolidated debt was fixed at a weighted-average interest rate of 4.9% and the remaining 60% of the Company’s consolidated debt was floating at a weighted-average interest rate of 11.3% before the effects of the Company’s total return swap, which reduces the effective rate of the floating rate debt to 8.8%. Additionally, 100% of the Company’s outstanding debt is asset-specific, secured debt, and the weighted-average maturity of the Company’s consolidated debt is approximately 7.5 years. The Company has no meaningful debt maturities until Q3 2029. Investor Conference Call and Webcast The Company will host a conference call to present its third quarter 2025 results on Tuesday, November 11, 2025, at 8:30 AM ET. A live audio webcast of the conference call will be available in listen-only mode through the “Investors” section of the Company’s website at www.seaportentertainment.com. We encourage participants to log in ten minutes prior to the scheduled start time to register. A replay of the audio webcast will be available on the Company’s website shortly after the conclusion of the call and until November 25, 2025. To dial into the Telephone Conference Call: Domestic: 1-877-407-3982 International: 1-201-493-6780 Conference Call Playback: Domestic: 1-844-512-2921 International: 1-412-317-6671 Passcode: 13753918 About Seaport Entertainment Group Seaport Entertainment Group (NYSE: SEG) is a premier entertainment and hospitality company formed to own, operate, and develop a unique collection of assets positioned at the intersection of entertainment and real estate. Seaport Entertainment Group’s focus is to deliver unparalleled experiences through a combination of restaurant, entertainment, sports, retail and hospitality offerings integrated into one-of-a-kind real estate that redefine entertainment and hospitality. For more information, please visit www.seaportentertainment.com. Safe Harbor and Forward-Looking Statements This press release includes forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include, but are not limited to, statements concerning the Company’s plans, goals, objectives, outlook, expectations, and intentions. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause the Company’s results to differ materially from current expectations include, but are not limited to: risks related to our recent separation from, and relationship with, Howard Hughes; risks related to macroeconomic conditions; risks related to the impact of tariffs and global trade disruptions on us and our tenants, including the impact on inflation, interest rates, supply chains and consumer sentiment and spending; changes in discretionary consumer spending patterns or consumer tastes or preferences; risks associated with the Company’s investments in real estate assets and trends in the real estate industry; the Company’s ability to obtain operating and development capital on favorable terms, or at all; the availability of debt and equity capital; the Company’s ability to renew its leases or re-lease available space; the Company’s ability to compete effectively; the Company’s ability to successfully identify, acquire, develop, and manage properties on terms that are favorable to it; the impact of uncertainty around, and disruptions to, the Company’s supply chain; risks related to the concentration of the Company’s properties and operations in Manhattan and the Las Vegas area; social, political and economic instability, unrest and other circumstances beyond the Company’s control which could adversely affect the Company’s business operations; adverse changes in laws or regulations governing the Company’s operation, changes in the interpretation thereof, or newly enacted laws or regulations could require changes to the Company’s business practices, adversely impact the Company’s revenues and/or impose additional costs on the Company ; extreme weather conditions or climate change that may cause property damage or interrupt business; the impact of water and electricity shortages on the Company’s business; the contamination of the Company’s properties by hazardous or toxic substances; catastrophic events or geopolitical conditions that may disrupt the Company’s business; actual or threatened terrorist activity and other acts of violence, or the perception of a heightened threat of such events; losses that are not insured or that excess the applicable insurance limits; risks related to the disruption or failure of information technology networks and related systems – both the Company’s and those operated and managed by third parties; regulatory and legal requirements applicable to the Company’s assets; the Company’s ability to attract and retain key personnel; the Company’s inability to control certain properties due to the joint ownership of such property and inability to successfully attract desirable strategic partners, including joint venture partners; risks related to the concentration of ownership of the Company’s common stock by Pershing Square; and the other factors detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date of this press release. The Company is under no obligation to publicly update or revise and forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Non-GAAP Financial Measures Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also disclose Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share, each of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they provide a meaningful supplement to the Company’s operating performance and period-over-period changes without regard to certain potential distortions or certain non-cash items.

Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements. Accordingly, they should not be considered alternatives to net loss as a performance measure or cash flows from operating activities as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. To derive Non-GAAP Adjusted Net Loss Attributable to Common Stockholders, GAAP net loss attributable to common stockholders is adjusted to exclude depreciation and amortization, as well as gains and losses from the sale of assets, gains or losses on extinguishment of debt, and provision for impairment, and these adjustments include the pro rata share of such adjustments of unconsolidated subsidiaries. Additionally, adjustments are made for non-cash revenues and expenses such as straight-line rental revenue and expenses, amortization of above- and below-market lease related intangibles, and non-cash compensation; other non-recurring items such as termination fees, leadership transition costs, corporate restructuring costs incurred since separating from Howard Hughes, and legal settlements; and certain capitalized items such as capitalized interest. Please see the reconciliation table provided in this press release for a reconciliation of Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share to the most directly comparable GAAP measure of net loss. Availability of Information on SEG’s Website and Social Media Channels Investors and others should note that SEG routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the SEG Investor Relations website. The Company uses these channels as well as social media channels (e.g., LinkedIn www.linkedin.com/company/new-york-seaportentertainment) as a means of disclosing information about the Company's business to our customers, employees, investors, and the public. While not all of the information that the Company posts to the SEG Investor Relations website or on the Company's social media channels is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in SEG to review the information that it shares through its website and on the Company's social media channels. Users may automatically receive email alerts and other information about the Company when enrolling an email address by visiting "Email Alerts" in the "Resources" section of the SEG Investor Relations website at https://ir.seaportentertainment.com/resources/email-alerts. The contents of these websites are not incorporated by reference into this press release or any report or document SEG files with the SEC, and any references to the websites are intended to be inactive textual references only. Contacts: Investor Relations: Seaport Entertainment Group Inc. T: (212) 732-8257 ir@seaportentertainment.com Media Relations: The Door theseaport@thedooronline.com

Seaport Entertainment Group Consolidated Balance Sheets (in thousands, except par value amounts) (Unaudited) September 30, 2025 December 31, 2024 ASSETS Buildings and equipment $ 538,948 $ 522,667 Less: accumulated depreciation (221,205) (215,484) Land 9,497 9,497 Developments — 146,461 Net investment in real estate 327,240 463,141 Assets held for sale 144,425 — Investments in unconsolidated ventures 16,511 28,326 Cash and cash equivalents 106,215 165,667 Restricted cash 10,585 2,178 Accounts receivable, net 9,856 5,246 Deferred expenses, net 3,963 4,515 Operating lease right-of-use assets, net 45,493 38,682 Other assets, net 34,786 35,801 Total assets $ 699,074 $ 743,556 LIABILITIES Mortgages payable, net $ 39,345 $ 101,593 Mortgages payable related to assets held for sale 61,300 — Operating lease obligations 56,260 47,470 Accounts payable and other liabilities 46,428 23,111 Total liabilities 203,333 172,174 EQUITY Preferred stock, $0.01 par value, 20,000 shares authorized, none issued or outstanding — — Common stock, $0.01 par value, 480,000 shares authorized, 12,735 issued and outstanding as of September 30, 2025, and 12,708 issued and outstanding issued or outstanding as of December 31, 2024 127 127 Additional paid in capital 617,250 613,015 Accumulated deficit (131,536) (51,660) Total Stockholders' equity 485,841 561,482 Noncontrolling interest in subsidiary 9,900 9,900 Total equity 495,741 571,382 Total liabilities and equity $ 699,074 $ 743,556

Seaport Entertainment Group

Consolidated and Combined Statements of Operations

(in thousands, except per share amounts)

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,	
	2025	2024	2025	2024
REVENUES				
Hospitality revenue	$ 16,603	$ 8,954	$ 39,515	$ 22,084
Entertainment revenue	22,151	23,243	46,268	43,960
Rental revenue	5,614	6,639	13,635	19,990
Other revenue	682	594	1,502	1,577
Total revenues	**45,050**	**39,430**	**100,920**	**87,611**
EXPENSES				
Hospitality costs	19,919	9,260	53,506	25,221
Entertainment costs	20,285	19,671	42,643	40,977
Operating costs	7,393	9,375	23,156	28,313
General and administrative	17,932	18,319	36,005	53,486
Depreciation and amortization	6,931	7,694	21,603	21,101
Total expenses	**72,460**	**64,319**	**176,913**	**169,098**
OTHER				
Loss on assets held for sale	(3,988)	—	(3,988)	—
Other income (loss), net	(2,500)	4,798	(2,626)	4,715
Total other	(6,488)	4,798	(6,614)	4,715
Operating income (loss)	(33,898)	(20,091)	(82,607)	(76,772)
Interest income (expense)	(128)	(3,133)	1,667	(8,889)
Equity earnings (losses) from unconsolidated ventures	1,162	(7,487)	2,114	(24,125)
Loss on extinguishment of debt	—	(1,563)	—	(1,563)
Income (loss) before income taxes	(32,864)	(32,274)	(78,826)	(111,349)
Income tax expense (benefit)	—	—	—	—
Net loss	**(32,864)**	**(32,274)**	**(78,826)**	**(111,349)**
Preferred distributions to noncontrolling interest in subsidiary	(350)	(237)	(1,050)	(237)
Net loss attributable to common stockholders	**$ (33,214)**	**$ (32,511)**	**$ (79,876)**	**$ (111,586)**
Total weighted average shares				
Basic	12,720	5,522	12,704	5,522
Diluted	12,720	5,522	12,704	5,522
Earnings (loss) per share attributable to common shareholders				
Basic	$ (2.61)	$ (5.89)	$ (6.29)	$ (20.21)
Diluted	$ (2.61)	$ (5.89)	$ (6.29)	$ (20.21)

Seaport Entertainment Group Reconciliation of Net Loss to Non-GAAP Adjusted Net Loss Attributable to Common Stockholders (in thousands, except per share amounts) (Unaudited) Three months ended September 30, Nine months ended September 30, 2025 2024 2025 2024 Net loss $ (32,864) $ (32,274) $ (78,826) $ (111,349) Preferred distributions to noncontrolling interest in subsidiary (350) (237) (1,050) (237) Net loss attributable to common stockholders (33,214) (32,511) (79,876) (111,586) Adjustments: Depreciation and amortization 7,212 8,734 22,913 24,201 Lease Termination Fee Income (1,000) — (1,190) — Non-cash compensation 1,663 892 5,438 958 Straight line rent, net 983 1,042 1,408 1,423 Capitalized interest (845) — (4,193) (667) Leadership transition costs 11,495 — 12,233 — Loss on assets held for sale 3,988 — 3,988 — Loss on early extinguishment of debt — 1,563 — 1,563 Other (income) loss 2,500 (4,798) 2,626 (4,715) Non-GAAP adjusted net loss attributable to common stockholders (7,218) (25,078) (36,653) (88,823) Total weighted average shares Basic 12,720 5,522 12,704 5,522 Diluted 12,720 5,522 12,704 5,522 Non-GAAP adjusted net loss attributable to common stockholders per share Basic $ (0.57) $ (4.54) $ (2.89) $ (16.09) Diluted $ (0.57) $ (4.54) $ (2.89) $ (16.09)

Common stock outstanding 12,735 Period ending common stock price $22.92 Common equity market capitalization $291,886 Series A Preferred Equity outstanding 10 Per share liquidation preference of Series A Preferred Equity $1,000.00 Liquidation preference of Series A Preferred Equity outstanding $10,000 Total debt outstanding $101,401 Total capitalization $403,287 Cash, restricted cash, and cash equivalents $116,800 Total enterprise value $286,487 Capitalization 11 Notes: As of September 30, 2025. $ and shares outstanding in thousands, except per share data.

Debt Summary 12 Debt Outstanding Face Value Maturity Date Interest Rate Type 250 Water Street loan $61,300 July 2029 7.0% + SOFR1 Floating Las Vegas Ballpark loan 40,101 December 2038 4.9% Fixed Total / Weighted Average $101,401 7.5 years Fixed Rate vs. Variable Rate Debt Face Value % of Total Fixed rate debt $40,101 40% Variable rate debt 61,300 60% Total / Weighted Average $101,401 100% Leverage Metrics Face value of debt outstanding $101,401 Cash, restricted cash, and cash equivalents (116,800) Net debt ($15,399) Total enterprise value $286,487 Net debt to total enterprise value (5.4%) Total assets, less cash, restricted cash, and cash equivalents $582,274 Net debt to total assets, less cash, restricted cash, and cash equivalents (2.6%) Notes: As of September 30, 2025. $ in thousands. 1 The Company has a total return swap with the lender in connection with its variable-rate debt. At September 30, 2025, the assumed rate of the indebtedness associated with the variable-rate debt obligation is based on SOFR + 4.5%, which is the combination of the interest rates on two instruments: (i) the variable-rate debt obligation, pursuant to which the Company is obligated to pay the lender an amount equal to SOFR + 7.0%, and (ii) the total return swap, pursuant to which the Company is entitled to receive 2.5% from the lender. The cash flows from this total return swap do not vary based on any underlying variable and there is no net settlement.

Debt Maturities 13 Year Face Value % of Debt Maturing Cumulative % of Debt Maturing Weighted Average Effective Interest Rate 2025 $ − − % − % − % 2026 − − % − % − % 2027 − − % − % − % 2028 − − % − % − % 2029 61,300 60% 60% 8.8%1 2030 − − % − % − % ↓ ↓ ↓ ↓ ↓ 2038 40,101 40% 100% 4.9% 2039 − − % − % − % 2040 − − % − % − % Total / Weighted Average $101,401 100% 100% 7.3% Notes: As of September 30, 2025. $ in thousands. 1 The Company has a total return swap with the lender in connection with its variable-rate debt. At September 30, 2025, the assumed rate of the indebtedness associated with the variable-rate debt obligation is based on SOFR + 4.5%, which is the combination of the interest rates on two instruments: (i) the variable-rate debt obligation, pursuant to which the Company is obligated to pay the lender an amount equal to SOFR + 7.0%, and (ii) the total return swap, pursuant to which the Company is entitled to receive 2.5% from the lender. The cash flows from this total return swap do not vary based on any underlying variable and there is no net settlement.

Capital investments 14 Investment in Previously Occupied Space Q1 2025 Q2 2025 Q3 2025 Q4 2025 2025 Capital expenditures $1,384 $166 $136 $1,686 Tenant improvement allowance 258 518 − 776 Leasing commissions − − − − Total $1,642 $684 $136 $2,462 Investment in Inherited Vacancy Q1 2025 Q2 2025 Q3 2025 Q4 2025 2025 Capital expenditures $105 $980 $776 $1,861 Tenant improvement allowance 5,308 16 − 5,324 Leasing commissions 5,850 − − 5,850 Total $11,263 $996 $776 $13,035 Other Capital Investments Q1 2025 Q2 2025 Q3 2025 Q4 2025 2025 Property improvement/repositioning costs $1,443 $1,896 $1,531 $4,870 Development project costs 1,411 2,499 1,838 5,748 Maintenance capital investments 712 589 524 1,825 Total $3,566 $4,984 $3,893 $12,443 Total Capital investments Q1 2025 Q2 2025 Q3 2025 Q4 2025 2025 Capital expenditures $5,055 $6,130 $4,805 $15,990 Tenant improvement allowance 5,566 534 − 6,100 Leasing commissions 5,850 − − 5,850 Total $16,471 $6,664 $4,805 $27,940 Notes: $ in thousands.

PORTFOLIO SUMMARY

		TYPE	RENTABLE SQUARE FEET/ UNITS/ CAPACITY/OWNERSHIP INTEREST
THE SEAPORT NYC; THE ROOFTOP AT PIER 17; 250 WATER STREET; 85 SOUTH STREET	SEAPORT NEIGHBORHOOD[1,2]	Mixed-Use	490,000 Rentable Square Feet
		Music Venue	3,500-Person Capacity Concert Venue
		Culinary-Driven Food Market	13 Restaurants, 3 Bars, Private Dining
		Development Opportunity	547,000 Developable Square Feet
		Multifamily	21 Multifamily Units
LAS VEGAS BALLPARK	LAS VEGAS BALLPARK	Baseball Stadium	10,000-Person Capacity Stadium
LAS VEGAS AVIATORS	LAS VEGAS AVIATORS	Triple-A MiLB Team	100% Ownership
JEAN-GEORGES	JEAN-GEORGES RESTAURANTS	Restaurant Group	25% Ownership
FASHION SHOW LAS VEGAS	FASHION SHOW MALL AIR RIGHTS	Development Rights	Ownership Interest in and to 80%

Note: As of September 30, 2025.

1 Seaport Neighborhood includes the following buildings: Fulton Market Building, Schermerhorn Row, One Seaport Plaza, Museum Block, Seaport Translux, 117 Beekman, John Street Service Building, 85 South Street, the Tin Building and 250 Water Street.

2 In addition to the existing square feet and units of the Seaport Neighborhood, 250 Water Street is zoned for 547,000 square feet of market rate and affordable housing, office, retail and community-oriented gathering space.

SEAPORT ENTERTAINMENT GROUP

15

SEAPORT NYC DETAIL

ASSET	NOTABLE TENANTS/CONCEPTS	TYPE	LEASABLE SQUARE FEET	IN-PLACE OCCUPANCY	LEASED/PROGRAMMED OCCUPANCY
One Seaport Plaza	Black Gotham Experience	Retail	24,518	10%	10%
Schermerhorn Row	McNally Jackson, Fulton Stall Market, HIIT the Deck Boxing, Made with Maum, Cork	Retail	28,808	70%	75%
Translux	N/A	Retail	9,470	– %	– %
Museum Block	Willett's NYC	Mixed-Use	23,381	18%	37%
Fulton Market Building	Lawn Club, IPIC, Alexander Wang	Mixed-Use	114,999	100%	100%
John Street Service Building	Cool Sips	Retail	225	100%	100%
117 Beekman	N/A	Retail	3,609	– %	– %
Total Cobblestones & Other			205,010	69%	72%
Pier 17[1]	The Rooftop at Pier 17, GITANO NYC, The Fulton by Jean-Georges, Malibu Farm, Carne Mare, Meow Wolf (Future Opening), Meeting & Event Space (Future Opening), Flanker Kitchen + Sports Bar (Future Opening)	Mixed-Use	225,615	43%	90%
85 South Street	N/A	Multifamily	5,522 + 21 units	– %	– %
Tin Building by Jean-Georges	Jean-Georges Restaurants	Retail	53,783	100%	100%
250 Water Street[2]	Development site	Mixed-Use	N/A	N/A	N/A
Total Seaport Neighborhood			**489,930 + 21 units**	**60%**	**83%**

Note: For the quarter ended September 30, 2025. $ in thousands. Any differences a result of rounding.

1 Square footage and leased or programmed occupancy for Pier 17 does not include The Rooftop at Pier 17 concert venue.

2 250 Water Street is zoned for 547,000 square feet of market rate and affordable housing, office, retail and community-oriented gathering space.

SEAPORT ENTERTAINMENT GROUP

16

SEAPORT NYC LEASING OR PROGRAMMING ACTIVITY

TENANT/CONCEPT	PROPERTY	TENANT TYPE	STRUCTURE[1]	EXPECTED OPENING DATE	SQUARE FEET
Meow Wolf	Pier 17	Entertainment	Lease	Q4 2027	74,497
GITANO NYC	Pier 17	Food & Beverage	License to Lease	Q2 2025	13,605
Meeting & Event Space	Pier 17	Rental/Food & Beverage	Operating	Q4 2026	17,500
Willett's NYC	Museum Block	Food & Beverage	Lease	Q2 2026	4,478
Cork	Schermerhorn Row	Food & Beverage	Lease	Q2 2026	1,442
Flanker Kitchen + Sports Bar	Pier 17	Food & Beverage	License	Q3 2026	14,191
Total Leased or Programmed[1] Additions					**125,713**

The Total Consolidated Annual Pro Forma EBITDA[2] is approximately $7.0 million.

Note: Any differences a result of rounding.

[1] Leased or programmed spaces include: spaces occupied under a lease agreement with a third-party lessee; spaces where the Company operates a venue under a wholly owned concept or brand, or via a licensed concept, brand, and/or certain other contractual services where the Company is the lessor of the space, and spaces where the Company engages a third party to operate a venue under a wholly owned concept or brand, or via a licensed concept, brand, and/or certain other contractual services where the Company is the lessor of the space.

[2] Total Consolidated Annual Pro Forma EBITDA is estimated to include the Year 1 rent, Year 1 additional rent for reimbursement of common area operating expenses, certain projected Year 1 percentage rent, and/or Year 1 projected operating EBITDA for the leases or operating businesses listed in the Leasing or Programming Activity table above. Total Consolidated Annual Pro Forma EBITDA further removes the annualized effect of rental revenue related to the Nike and ESPN leases in Pier 17, due to Nike exercising their early termination option in Q2 2025, and ESPN entering into a termination agreement in Q3 2025.

SEAPORT ENTERTAINMENT GROUP
17

Seaport NYC Operating Statistics 18 EBITDA Per Square Foot1 Q1 2025 Q2 2025 Q3 2025 Q4 2025 2025 Cobblestones & Other ($5.21) ($0.32) ($2.06) ($7.59) Pier 17 ($28.52) ($2.98) ($4.14) ($35.64) 85 South Street ($0.47) $0.84 $0.81 $1.18 Tin Building by Jean-Georges ($106.99) ($67.91) ($70.28) ($245.18) Total ($25.04) ($8.21) ($9.62) ($42.87) Same-Store Change in Food & Beverage Revenue2 Q1 2025 Q2 2025 Q3 2025 Q4 2025 2025 Managed Restaurants & Venues 2.1% 11.6% 17.7% 13.2% Tin Building by Jean-Georges (23.9%) (17.1%) (15.6%) (18.5%) Total Same-Store Seaport NYC Hospitality (11.9%) 1.1% 7.8% 1.4% Total Change in Food & Beverage Revenue2 Q1 2025 Q2 2025 Q3 2025 Q4 2025 2025 Managed Restaurants & Venues 4.6% 11.6% 17.9% 13.5% Tin Building by Jean-Georges (33.0%) (28.2%) (27.5%) (29.3%) Total Seaport NYC Hospitality (16.2%) (4.3%) 2.9% (3.7%) Note: $ in thousands. Any differences a result of rounding. 1 Total Seaport Neighborhood EBITDA Per Square Foot does not include the effects of the Company’s investment in Jean-Georges Restaurants or the Las Vegas Aviators/Las Vegas Ballpark. 2 Seaport NYC Hospitality Food & Beverage sales includes the effects of unconsolidated venues, including the Lawn Club, but does not include any impact from our investment in Jean-Georges Restaurants.

2025 Statement of Operations Note: $ in thousands. Any differences a result of rounding. 19 Q1 2025 Q2 2025 Q3 2025 Q4 2025 2025 Hospitality revenue $7,735 $15,177 $16,603 $39,515 Entertainment revenue 4,209 19,908 22,151 46,268 Rental revenue 3,789 4,232 5,614 13,635 Other revenue 336 484 682 1,502 Total revenues 16,069 39,801 45,050 100,920 Hospitality costs 15,742 17,845 19,919 53,506 Entertainment costs 7,077 15,281 20,285 42,643 Operating costs 8,079 7,684 7,393 23,156 General & administrative expense 9,782 8,291 17,932 36,005 Depreciation and amortization 8,091 6,581 6,931 21,603 Total expenses 48,771 55,682 72,460 176,913 Loss on assets held for sale − − (3,988) (3,988) Other income, net − (126) (2,500) (2,626) Total other − (126) (6,488) (6,614) Operating loss (32,702) (16,007) (33,898) (82,607) Interest income (expense) 994 801 (128) 1,667 Equity in earnings (losses) from unconsolidated ventures 170 782 1,162 2,114 Net loss (31,538) (14,424) (32,864) (78,826) Preferred distributions to noncontrolling interest in subsidiary (350) (350) (350) (1,050) Net loss attributable to common stockholders ($31,888) ($14,774) ($33,214) ($79,876)

2024 PRO FORMA[1] STATEMENT OF OPERATIONS

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	2024
Hospitality revenue	$10,732	$17,804	$17,242		$45,778
Entertainment revenue	3,564	17,153	23,243		43,960
Rental revenue	3,684	3,831	3,595		11,110
Other revenue	333	650	594		1,577
Total revenues	**$18,313**	**$39,438**	**$44,674**		**$102,425**
Hospitality costs	19,025	21,757	21,747		62,529
Entertainment costs	6,381	14,925	19,671		40,977
Operating costs	8,563	10,375	9,375		28,313
General & administrative expense	16,554	18,613	18,319		53,486
Depreciation and amortization	8,722	5,989	8,353		23,064
Total expenses	**59,245**	**71,659**	**77,465**		**208,369**
Other income, net	8	(91)	4,798		4,715
Total other	**8**	**(91)**	**4,798**		**4,715**
Operating loss	**(40,924)**	**(32,312)**	**(27,993)**		**(101,229)**
Interest income (expense)	(2,546)	(3,210)	(3,133)		(8,889)
Equity in earnings (losses) from unconsolidated ventures	(608)	525	415		332
Loss on early extinguishment of debt	–	–	(1,563)		(1,563)
Net loss	**(44,078)**	**(34,997)**	**(32,274)**		**(111,349)**
Preferred distributions to noncontrolling interest in subsidiary	–	–	(237)		(237)
Net loss attributable to common stockholders	**($44,078)**	**($34,997)**	**($32,511)**		**($111,586)**

SEAPORT ENTERTAINMENT GROUP

Note: $ in thousands. Any differences a result of rounding.

[1] Pro Forma 2024 includes the financial results of the Tin Building by Jean-Georges as a consolidated operation to allow for comparable year-over-year variances in consideration of the Tin Building by Jean-Georges being consolidated in 2025.

20

PRO FORMA[1] STATEMENT OF OPERATIONS YOY CHANGE

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	2024
Hospitality revenue	($2,997)	($2,627)	($639)		($6,263)
Entertainment revenue	645	2,755	(1,092)		2,308
Rental revenue	105	401	2,019		2,525
Other revenue	3	(166)	88		(75)
Total revenues	**($2,244)**	**$363**	**$376**		**($1,505)**
Hospitality costs	3,283	(3,912)	(1,828)		(9,023)
Entertainment costs	696	356	614		1,666
Operating costs	(484)	(2,691)	(1,982)		(5,157)
General & administrative expense	(6,772)	(10,322)	(387)		(17,481)
Depreciation and amortization	(631)	592	(1,422)		(1,461)
Total expenses	**(10,474)**	**(15,977)**	**(5,005)**		**(31,456)**
Loss on assets held for sale	–	–	(3,988)		(3,988)
Other income, net	(8)	(35)	(7,298)		(7,341)
Total other	**(8)**	**(35)**	**(11,286)**		**(11,329)**
Operating loss	**8,222**	**16,305**	**(5,905)**		**18,622**
Interest income (expense)	3,540	4,011	3,005		10,556
Equity in earnings (losses) from unconsolidated ventures	778	257	747		1,782
Loss on early extinguishment of debt	–	–	1,563		1,563
Net loss	**12,540**	**20,573**	**(590)**		**32,523**
Preferred distributions to noncontrolling interest in subsidiary	(350)	(350)	(113)		(813)
Net loss attributable to common stockholders	**$12,190**	**$20,223**	**($703)**		**$31,710**

SEAPORT ENTERTAINMENT GROUP

Note: $ in thousands. Any differences a result of rounding.

[1] Pro Forma 2024 includes the financial results of the Tin Building by Jean-Georges as a consolidated operation to allow for comparable year-over-year variances in consideration of the Tin Building by Jean-Georges being consolidated in 2025.

21

Q3 2025 Segment Adjusted EBITDA Note: $ in thousands. Any differences a result of rounding. 22 Hospitality Entertainment Landlord Operations OTHER Q3 2025 Total revenues $16,694 $22,524 $9,019 $321 $48,558 Hospitality costs (23,049) − − − (23,049) Entertainment costs − (20,532) − − (20,533) Operating costs − − (7,510) − (7,510) Total operating expenses (23,049) (20,532) (7,510) − (51,092) Loss on assets held for sale − − (3,988) − (3,988) Other income (loss), net (309) − (2,191) − (2,500) Equity in earnings (losses) from unconsolidated ventures 1,162 − − − 1,162 Segment Adjusted EBITDA (5,502) 1,992 (4,670) 321 (7,859) Intercompany eliminations 3,039 (126) (2,756) (171) (14) Consolidated Segment Adjusted EBITDA ($2,463) $1,866 ($7,426) $150 ($7,873) Depreciation and amortization (6,931) Interest income (expense) (128) Loss on early extinguishment of debt − General and administrative expense (17,932) Net loss (32,864) Preferred distributions to noncontrolling interest in subsidiary (350) Net loss attributable to common stockholders ($33,214)

Q3 2024 Pro Forma1 Segment Adjusted EBITDA 23 Hospitality Entertainment Landlord Operations OTHER Q3 2025 Total revenues $17,242 $23,243 $8,905 − $49,390 Hospitality costs (26,463) − − − (26,463) Entertainment costs − (19,671) − − (19,671) Operating costs − − (9,375) − (9,375) Total operating expenses (26,463) (19,671) (9,375) − (55,509) Loss on assets held for sale − − − − − Other income (loss), net 4,477 261 60 − 4,798 Equity in earnings (losses) from unconsolidated ventures 415 − − − 415 Segment Adjusted EBITDA (4,329) 3,833 (410) − (906) Intercompany eliminations 4,716 − (4,716) − − Consolidated Segment Adjusted EBITDA 387 $3,833 ($5,126) − ($906) Depreciation and amortization (8,353) Interest income (expense) (3,133) Loss on early extinguishment of debt (1,563) General and administrative expense (18,319) Net loss (32,274) Preferred distributions to noncontrolling interest in subsidiary (237) Net loss attributable to common stockholders ($32,511) Note: $ in thousands. Any differences a result of rounding. 1 Pro Forma 2024 includes the financial results of the Tin Building by Jean-Georges as a consolidated operation to allow for comparable year-over-year variances in consideration of the Tin Building by Jean-Georges being consolidated in 2025.

Pro Forma1 Segment Adjusted EBITDA YoY Change 24 Hospitality Entertainment Landlord Operations OTHER Q3 2025 vs. Q3 2024 Total revenues ($548) ($719) $114 $321 ($832) Hospitality costs 3,414 − − − 3,414 Entertainment costs − (861) − − (861) Operating costs − − 1,865 − 1,865 Total operating expenses 3,414 (861) 1,865 − 4,418 Loss on assets held for sale − − − − − Other income (loss), net (4,786) (261) (2,251) − 7,298 Equity in earnings (losses) from unconsolidated ventures 747 − − − 747 Segment Adjusted EBITDA (1,173) (1,841) (4,260) 321 ($6,953) Intercompany eliminations (1,677) (126) 1,960 (171) (14) Consolidated Segment Adjusted EBITDA ($2,850) ($1,967) ($2,300) $150 ($6,967) Depreciation and amortization 1,422 Interest income (expense) 3,005 Loss on early extinguishment of debt 1,563 General and administrative expense 387 Net loss (590) Preferred distributions to noncontrolling interest in subsidiary (113) Net loss attributable to common stockholders ($703) Note: $ in thousands. Any differences a result of rounding. 1 Pro Forma 2024 includes the financial results of the Tin Building by Jean-Georges as a consolidated operation to allow for comparable year-over-year variances in consideration of the Tin Building by Jean-Georges being consolidated in 2025.

Asset-Based Value Components 25 + Cash & Cash Equivalents $106.2 $106.2 $106.2 $106.2 $106.2 Seaport Neighborhood Square Feet1 544 544 544 544 544 Per Square Foot Valuations $350.00 $500.00 $650.00 $800.00 $950.00 + Total Seaport Neighborhood $190.5 $272.2 $353.9 $435.5 $517.2 Aviators TTM Revenue $32.2 $32.2 $32.2 $32.2 $32.2 Revenue Multiple 2.0x 2.5x 3.0x 3.5x 4.0x + Las Vegas Aviators $64.4 $80.5 $96.5 $112.6 $128.7 Lawn Club TTM EBITDA $3.9 $3.9 $3.9 $3.9 $3.9 EBITDA Multiple 1.0x 1.5x 2.0x 2.5x 3.0x SEG Ownership (50%) 50% 50% 50% 50% 50% + Lawn Club Venture $2.0 $2.9 $3.9 $4.9 $5.9 + 250 Water Street Sale Proceeds2 $145.4 $145.4 $145.4 $145.4 $145.4 + 85 South Street3 $8.0 $9.5 $11.0 $12.5 $14.0 + Jean-Georges Restaurants at Book Value $14.5 $14.5 $14.5 $14.5 $14.5 + Las Vegas Fashion Show Mall Air Rights N/A N/A N/A N/A N/A Total Implied Asset Value Range $531.0 $631.2 $731.4 $831.6 $931.9 - Total Debt Outstanding $101.4 $101.4 $101.4 $101.1 $101.4 - Series A Preferred Equity Outstanding $10.0 $10.0 $10.0 $10.0 $10.0 Notes: $ in millions, square feet in thousands. Any differences a result of rounding. Fully diluted shares outstanding total 13,608,522 million, inclusive of unvested stock units and unvested stock options. 1 Seaport Neighborhood includes the following buildings: Fulton Market Building, Schermerhorn Row, One Seaport Plaza, Museum Block, Seaport Translux, 117 Beekman, John Street Service Building, 85 South Street, the Tin Building and 250 Water Street, as well as 60,000 square feet for The Rooftop at Pier 17. 2 Based on $152.0 million purchase price less estimated transaction costs. 3 Based on a general range of values determined, in part, by multiple broker opinion of values.

Contact Information 26 Corporate Office 199 Water Street, 28th Floor New York, NY 10038 Investor Relations (212) 732-8257 ir@seaportentertainment.com www.seaportentertainment.com Transfer Agent Computershare Trust Company, N.A. (800) 368-5948 www.computershare.com Ticker Symbol NYSE: SEG

This presentation and accompanying statements contain forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical facts or relating to present facts or current conditions included in this presentation are forward-looking statements. Forward-looking statements give Seaport Entertainment Group Inc.’s (“Seaport Entertainment,” the “Company,” “we,” “us,” “our” and “SEG”) current expectations relating to its financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “may,” “could,” “seek,” “potential,” “likely,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” “aim,” “objectives,” “target,” “transform,” “project,” “realize” or variations of these terms and similar expressions, or the negative of these terms or similar expressions, although not all forward-looking statements contain these identifying words. This presentation includes forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include, but are not limited to, statements concerning the Company’s plans, goals, objectives, outlook, expectations, and intentions. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause the Company’s results to differ materially from current expectations include, but are not limited to: risks related to our recent separation from, and relationship with, Howard Hughes; risks related to macroeconomic conditions; risks related to the impact of tariffs and global trade disruptions on us and our tenants, including the impact on inflation, interest rates, supply chains and consumer sentiment and spending; changes in discretionary consumer spending patterns or consumer tastes or preferences; risks associated with the Company’s investments in real estate assets and trends in the real estate industry; the Company’s ability to obtain operating and development capital on favorable terms, or at all; the availability of debt and equity capital; the Company’s ability to renew its leases or re-lease available space; the Company’s ability to compete effectively; the Company’s ability to successfully identify, acquire, develop, and manage properties on terms that are favorable to it; the impact of uncertainty around, and disruptions to, the Company’s supply chain; risks related to the concentration of the Company’s properties and operations in Manhattan and the Las Vegas area; extreme weather conditions or climate change that may cause property damage or interrupt business; the impact of water and electricity shortages on the Company’s business; the contamination of the Company’s properties by hazardous or toxic substances; catastrophic events or geopolitical conditions that may disrupt the Company’s business; actual or threatened terrorist activity and other acts of violence, or the perception of a heightened threat of such events; losses that are not insured or that excess the applicable insurance limits; risks related to the disruption or failure of information technology networks and related systems – both ours and those operated and managed by third parties; regulatory and legal requirements applicable to our assets; the Company’s ability to attract and retain key personnel; the Company’s inability to control certain properties due to the joint ownership of such property and inability to successfully attract desirable strategic partners, including joint venture partners; risks related to the concentration of ownership of our common stock by Pershing Square; and the other factors detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). All forward-looking statements in this presentation are made as of (i) the date hereof, in the case of information about the Company, and (ii) the date of such information, in the case of information from persons other than the Company. While management believes the information underlying any estimates and projections forms a reasonable basis for the statements in this presentation, such information may be limited or incomplete and should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. The Company is under no obligation to publicly update or revise and forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. This presentation and related discussion shall not constitute an offer to sell, or the solicitation of an offer to buy, these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Sales and offers to sell our securities will only be made in accordance with the Securities Act of 1933, as amended, and applicable SEC regulations, including written prospectus requirements. This presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. All trademarks and logos depicted in this presentation are the property of their respective owners and are displayed solely for purposes of illustration. Such use should not be construed as an endorsement of the products or services of the Company. 27 Safe Harbor

Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also disclose Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share, each of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they provide a meaningful supplement to the Company’s operating performance and period-over-period changes without regard to certain potential distortions or certain non-cash items. Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements. Accordingly, they should not be considered alternatives to net loss as a performance measure or cash flows from operating activities as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. To derive Non-GAAP Adjusted Net Loss Attributable to Common Stockholders, GAAP net loss attributable to common stockholders is adjusted to exclude depreciation and amortization, as well as gains and losses from the sale of assets, gains or losses on extinguishment of debt, and provision for impairment, and these adjustments include the pro rata share of such adjustments of unconsolidated subsidiaries. Additionally, adjustments are made for non-cash revenues and expenses such as straight-line rental revenue and expenses, amortization of above- and below-market lease related intangibles, and non-cash compensation; other non-recurring items such as termination fees, leadership transition costs, corporate restructuring costs incurred since separating from Howard Hughes, and legal settlements; and certain capitalized items such as capitalized interest. Please see the reconciliation table provided in this presentation for a reconciliation of Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share to the most directly comparable GAAP measure of net loss. 28 Non-GAAP Financial Measures

Key terms and references References and terms used in this presentation that are in addition to the terms defined in the Safe Harbor and Non-GAAP Financial Measures sections of this presentation, or not already defined in other areas of this presentation, include: This presentation was published on November 10, 2025. All information is as of, or for the quarter-ending September 30, 2025, unless otherwise noted. Any calculation differences are assumed to be a result of rounding. “Aviators” refers to the Las Vegas Aviators Triple-A baseball team. “Jean-Georges,” “JGM,” or “JG” refers to Jean-Georges Restaurants. “Net Debt” is calculated as our total long-term debt as presented on the face of our balance sheet, plus financing costs net of accumulated amortization, less cash, restricted cash and cash equivalents. “NYSE” refers to the New York Stock Exchange. “Operating EBITDA PSF” is the Segment Adjusted EBITDA applicable to each property or set of properties, divided by the square feet of the applicable property or set of properties. “Pro Forma” refers to the inclusion of the Tin Building by Jean-Georges as a consolidated operation in 2024 to allow for comparable year-over-year variances in consideration of the Tin Building by Jean-Georges being consolidated in 2025. “Rights Offering” refers to the prospective $175 million rights offering transaction, of which $175 million will be backstopped by Pershing Square. “S” or “SOFR” refers to the Secured Overnight Financing Rate or “USD-SOFR” as defined in the 2006 ISDA Derivatives Definitions, as published by the International Swaps and Derivatives Association, Inc., as amended, supplemented or modified from time to time. “Seaport,” “Seaport NYC,” or “Seaport Neighborhood” refers to the approximately 490,000 square feet of restaurant, retail, office and entertainment properties and 21 residential units that makeup the Seaport in Lower Manhattan. “Segment Adjusted EBITDA” refers to the Segment Operating results disclosed within our Form 10-Q filed November 10, 2025. “Series A Preferred Equity” refers to 14.000% Series A preferred stock of Seaport District NYC, Inc. On July 31, 2024, in connection with certain restructuring transactions to effectuate the Spin-Off, where Seaport District NYC, Inc., at such time an indirect subsidiary of HHH, issued 10,000 shares of its 14.000% Series A preferred stock with an aggregate liquidation preference of $10.0 million to its then-direct parent in exchange for the contribution by its parent of certain assets. In connection with the Separation, Seaport District NYC, Inc. became a subsidiary of Seaport Entertainment. “Spin-Off” or “Separation” refers to the pro rata distribution of the shares of Seaport Entertainment Group Inc. to the Seaport Entertainment Group Inc. shareholders in a distribution that is intended to be tax-free to HHH stockholders for U.S. federal income tax purposes except for cash received in lieu of fractional shares. “TTM” refers to the trailing twelve-month performance of the referenced metric. 29